ATTACHMENT A

                ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

AXA FINANCIAL, INC.                              1290 Avenue of the Americas
                                                 New York, New York  10104


AXA Equitable Financial Services, LLC.           1290 Avenue of the Americas
                                                 New York, New York  10104

Oudinot Participations                           39, rue du Colisee
                                                 75008 Paris, France

Henri de Castries, Christopher Condron, and      25, avenue Matignon
Denis Duverne (collectively, the "AXA Voting     75008 Paris, France
Trustees") pursuant to the Amended and Restated
Voting Trust Agreement dated as of
May 12, 2002, with AXA.



By: /s/Alvin H. Fenichel
    --------------------------
    Alvin H. Fenichel, Attorney-in-Fact


Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 26, rue Drouot
                                                 75009 Paris, France

AXA ASSURANCES VIE MUTUELLE                      26, rue Drouot
                                                 75009 Paris, France

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

AXA FINANCIAL (BERMUDA) LTD.                     C/O 1290 Avenue of the Americas
                                                 New York, New York  10104

AXA EQUITABLE LIFE INSURANCE COMPANY             1290 Avenue of the Americas
                                                 New York, New York  10104

ACMC, INC.                                       1290 Avenue of the Americas
                                                 New York, New York  10104

AXA America Holdings, Inc.                       1290 Avenue of the Americas
                                                 New York, New York  10104

MONY LIFE INSURANCE COMPANY                      1290 Avenue of the Americas
                                                 New York, New York  10104

MONY LIFE INSURANCE COMPANY OF AMERICA           1290 Avenue of the Americas
                                                 New York, New York  10104

AXA IM Rose,Inc.                                 One Fawcett Place
			    Greenwich, CT 06830

AXA America Coporate Solutions, Inc.             17 State Street
                                                 New York, New York  10004

Coliseum Reinsurance Company                     17 State Street
                                                 New York, New York  10004